UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

SECURITY MIDWEST BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-282067	99-4917712
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

510 E. Monroe, Springfield, Illinois		62701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (217) 789-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2025, Security Midwest Bancorp, Inc., a Maryland corporation (the “Company”), and Security Bank, s.b. (the “Bank”) entered into an Agency Agreement with Performance Trust Capital Partners, LLC (“Performance Trust”). Performance Trust will assist, on a best efforts basis, in the marketing of the Company’s common stock during the Company’s stock offering in connection with the Bank’s pending mutual-to-stock conversion (the “Conversion”).

For its marketing agent services in the subscription and community offering, Performance Trust will receive a management fee of $25,000 and will receive a success fee equal to the greater of (x) $250,000 or (y) 1.00% of the aggregate purchase price of the shares of common stock sold in the subscription offering and 2.00% of the aggregate purchase price of the shares of common stock sold in the community offering, if any, in each case excluding shares sold to the employee stock ownership plan and to the Bank’s directors, officers and employees and their immediate family members and to any “accredited institutional investor” as defined in the regulations promulgated under the Securities Act of 1933. In addition, Performance Trust will receive a success fee of 5.00% of the aggregate purchase price of shares of common stock solicited by Performance Trust and sold to accredited institutional investors in the community offering. If the Company conducts a syndicated community offering, the Company will pay a fee of 5.00% of the aggregate dollar amount of common stock sold in the syndicated community offering. The $25,000 management fee will be credited against the aggregate success fee.

In addition, Performance Trust will receive a fee of $35,000 for records agent services and stock information center management, as well as reimbursements for out-of-pocket expenses and legal expenses related to its marketing agent services and its records agent services and stock information center management.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-282067) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2025.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement dated May 14, 2025, by and among Security Midwest Bancorp, Inc., Security Bank, s.b. and Performance Trust Capital Partners, LLC (exhibit omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY MIDWEST BANCORP, INC.

DATE: May 16, 2025	By:	/s/ Stephan P. Antonacci
Stephan P. Antonacci
President and Chief Executive Officer